                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                     FOR TENDER OF ANY AND ALL OUTSTANDING
                     11% SENIOR SUBORDINATED NOTES DUE 2008
                                IN EXCHANGE FOR
                11% SENIOR SUBORDINATED NOTES DUE 2008, SERIES B
                                       OF
                       THE IMPERIAL HOME DECOR GROUP INC.

             UNCONDITIONALLY GUARANTEED, JOINTLY AND SEVERALLY ON A
                     SENIOR SUBORDINATED UNSECURED BASIS BY
           VERNON PLASTICS, INC., IMPERIAL HOME DECOR GROUP (US) LLC,
                WDP INVESTMENTS, INC., MARKETING SERVICE, INC.,
                 AND IMPERIAL HOME DECOR GROUP HOLDINGS LIMITED

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 11% Senior Subordinated Notes due 2008 (the 'Old Notes') of The Imperial Home Decor Group Inc., a Delaware corporation (the 'Company'), who wish to tender each of their $1,000 principal amount of the Old Notes for $,000 principal amount of the Company's 11% Senior Subordinated Notes due 2008, Series B (the 'Exchange Notes') that have been registered under the Securities Act of 1933, as amended and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the duly completed and executed Letter of Transmittal or any other required documents to The Bank of New York, as exchange agent (the 'Exchange Agent'), or (iii) who cannot complete the procedures for book-entry transfer prior to 5:00 P.M., New York City time on the Expiration Date.

     This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See 'The Exchange Offer--Guaranteed Delivery Procedures' in the Prospectus. The Company has the right to reject a tender of Old Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Old Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

     Capitalized terms used but not defined herein have the meanings given to
such terms in the Prospectus dated             , 1998, as the same may be
amended or supplemented from time to time (the 'Prospectus').

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

   By Registered or Certified Mail             Facsimile Transmissions:             By Hand Or Overnight Delivery
                                             (Eligible Institutions Only)

         The Bank of New York                       (212) 815-6339                       The Bank of New York
          101 Barclay Street                                                              101 Barclay Street
          New York, NY 10286                     CONFIRM BY TELEPHONE              Corporate Trust Services Window
   Attn: Corporate Trust Operations            or for information Call:                      Ground Level
                                                    (212) 815-5788                        New York, NY 10286
                                                                                    Attn: Reorganization Section,
                                                                                               Floor 7E

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN 'ELIGIBLE INSTITUTION' UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the 'Exchange Offer'), receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption 'The Exchange Offer-- Guaranteed Delivery Procedures' and in instruction 2 to the Letter of Transmittal.

                       DESCRIPTION OF SECURITIES TENDERED

    NAME AND ADDRESS OF
  REGISTERED HOLDER AS IT
 APPEARS ON THE OLD NOTES     CERTIFICATE NUMBER(S) OF    AGGREGATE PRINCIPAL AMOUNT       PRINCIPAL AMOUNT OF
      (PLEASE PRINT)             OLD NOTES TENDERED        REPRESENTED BY OLD NOTES*       OLD NOTES TENDERED

--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------
--------------------------   -------------------------    --------------------------   --------------------------

------------------
* Must be in denominations of a principal amount of U.S. $1,000 and integral multiples thereof.

If the Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:___________________

--------------------------------------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X________________________________________  Date:__________________________, 1998

X________________________________________  Date:__________________________. 1998
Signature(s) of Owner(s)
or Authorized Signatory

Area Code and Telephone Number:____________________________________

Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates of the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

If a signature or signatures on the previous page is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                  Please print name(s) and address(es)

     Names(s):     _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

     Capacity:     _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

     Address(es):  _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

                   _____________________________________________________________

                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

                        THIS GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY

                    (Not To Be Used For Signature Guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an 'eligible guarantor institution,' including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Old Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depositary Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's message) and any other documents required by the Letter of Transmittal within five New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:______________________________________     ____________________________________________
                                                        (Authorized Signature)

Address:___________________________________________     Title:______________________________________

        ___________________________________________     Name:_______________________________________
                                       (zip code)                     (Please type or print)

Area Code and
Telephone Number:__________________________________     Date:________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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